     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2000


                                                      REGISTRATION NO. 333-32838

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM F-3


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  TRICOM, S.A.

             (Exact name of Registrant as specified in its charter)

     DOMINICAN REPUBLIC                     481                      NOT APPLICABLE
(State or other jurisdiction   (Primary Standard Industrial    Classification Code Number)
             of                      (I.R.S. Employer
      incorporation or            Identification Number)
        organization)

                                  TRICOM, S.A.
                            AVE. LOPE DE VEGA NO. 95
                       SANTO DOMINGO, DOMINICAN REPUBLIC
                           TELEPHONE: (809) 476-6000

  (Address, including zip code, and telephone number of registrant's principal executive offices)

                             CT CORPORATION SYSTEM
                         111 EIGHTH AVENUE, 13TH FLOOR
                            NEW YORK, NEW YORK 10011
                                 (212) 894-8940
(Name, address, including zip code, and telephone number, of agent for service)

                         ------------------------------

                                   COPIES TO:

    STEVEN L. WASSERMAN, ESQ.                 JOHN D. WATSON, JR., ESQ.
         PAUL, HASTINGS,                           LATHAM & WATKINS
      JANOFSKY & WALKER LLP                 1001 PENNSYLVANIA AVENUE, N.W.
         399 PARK AVENUE                              SUITE 1300
     NEW YORK, NEW YORK 10022                   WASHINGTON, D.C. 20004
    TELEPHONE: (212) 318-6000                 TELEPHONE: (202) 637-2200

                            ------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                           --------------------------

    If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


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
                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The estimated expenses in connection with the Offering, all of which will be borne by Tricom, S.A. (the "Company"), are as follows:


SEC Registration Fee........................................  $   26,792.70
NASD Filing Fee.............................................      10,648.75
New York Stock Exchange Listing Fee.........................      16,100.00
Depositary Fees.............................................       5,000.00*
Custodian Fees..............................................       5,000.00*
Printing Costs..............................................     515,000.00*
Legal Fees..................................................     660,600.00*
Accounting Fees.............................................     236,300.00*
Miscellaneous...............................................     424,558.55*
                                                              -------------
    TOTAL...................................................  $1,900,000.00*
                                                              =============


------------------------


*   Estimated.


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    There are no statutory provisions under applicable Dominican law for the indemnification or insuring of directors and officers against liability.

    Pursuant to Dominican law, shareholders are asked to vote upon the performance of management at annual shareholders' meetings. The Company's vigilance officer delivers a report on the financial performance of the Company and other issues related to management's performance. If the holders of a majority of the votes entitled to be cast approve management's performance, all shareholders are deemed to have released the directors and officers from claims or liability to the Company or its shareholders arising out of actions taken or any failure to take actions by any of them on behalf of the Company during the prior fiscal year, with certain exceptions, and shareholders will likely fail in any suit brought in a Dominican court with respect to such acts or omissions. Officers and directors may not be released from any claims or liability for criminal acts, fraud, self-dealing or gross negligence. If the shareholders do not approve management's performance, the vigilance officer's report may form the basis of any suit brought by the shareholders against the officers and directors of the Company.

    Article 48 of the Company's by-laws provides that the Company shall indemnify any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Company or any predecessor of the Company, or serves or served any other enterprise as a director, officer, employee or agent at the request of the Company or any predecessor of the Company.

    The Company shall pay any expenses reasonably incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company under
Article 48 or otherwise. The Company may, by action of its Board of Directors, provide for the payment of such expenses incurred by employees and agents of the Company as it deems appropriate.

ITEM 16. EXHIBITS.

    (a) Exhibits


 1.1  --   Form of Underwriting Agreement.

 4.1  --   Form of Class A Common Stock Certificate (Incorporated by
           reference to Exhibit 4.1 to the Company's Amendment No. 1 to
           Registration Statement on Form F-1, filed on May 1, 1998).

 4.2  --   Form of American Depositary Receipt (included as part of
           Exhibit 4.3) (Incorporated by reference to Exhibit 4.2 to
           the Company's Registration Statement on Form F-1, filed on
           April 2, 1998).

 4.3  --   Form of Deposit Agreement between The Bank of New York,
           TRICOM, S.A. and owners and holders of American Depositary
           Receipts (Incorporated by reference to Exhibit 4.3 to the
           Company's Registration Statement on Form F-1, filed on April
           2, 1998).

 5.1  --   Opinion of Pellerano & Herrera regarding legality.

 8.1  --   Tax Opinion of Pellerano & Herrera.

23.1  --   Consent of Peat, Marwick, Mitchell & Co. (member firm of
           KPMG International in the Dominican Republic).*

23.2  --   Consent of Pellerano & Herrera (included as part of Exhibit
           8.1 above).

24.1  --   Power of Attorney for directors and officers of TRICOM,
           S.A.*


------------------------


*   Previously filed.


ITEM 17. UNDERTAKINGS.

    (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (b) The undersigned registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
    (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santo Domingo, Dominican Republic on April 11, 2000.



                                                       TRICOM, S.A.

                                                       By:  /s/ CARL H. CARLSON
                                                            -----------------------------------------
                                                            Carl H. Carlson
                                                            Executive Vice President and Member
                                                            of the Office of the President



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----
                          *                            Chairman of the Board of
     -------------------------------------------       Directors and President          April 11, 2000
            Manuel Arturo Pellerano Pena               (Principal Executive Officer)

                          *
     -------------------------------------------       Vice President of the Board of   April 11, 2000
                 Hector Castro Noboa                   Directors

                                                       Secretary of the Board of
                          *                            Directors, Executive Vice
     -------------------------------------------       President and Member of the      April 11, 2000
                 Marcos J. Troncoso                    Office of the President

                                                       First Vice President, Finance
                                                       and Administrative Division and
                          *                            Chief Financial Officer
     -------------------------------------------       (Principal Financial Officer     April 11, 2000
                  Carlos F. Vargas                     and Principal Accounting
                                                       Officer)

                          *
     -------------------------------------------       Director                         April 11, 2000
                 Juan Felipe Mendoza

                          *
     -------------------------------------------       Director                         April 11, 2000
                  Anibal de Castro

                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----
                          *
     -------------------------------------------       Director                         April 11, 2000
                Raisa Gil de Fondeur

                          *
     -------------------------------------------       Director                         April 11, 2000
                  Fernando A. Simo

                          *
     -------------------------------------------       Director                         April 11, 2000
                     Kevin Wiley

                          *
     -------------------------------------------       Director                         April 11, 2000
                    Jesus Barona

                          *
     -------------------------------------------       Director                         April 11, 2000
                  Fernando Rainieri

                          *
     -------------------------------------------       Director                         April 11, 2000
               Jose Manuel Villalvazo



*By:                   /s/ CARL H. CARLSON
             --------------------------------------
                         Carl H. Carlson
                        Attorney-in-fact

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE


    Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of TRICOM, S.A. has signed this Registration Statement or amendment in New York, New York on April 11, 2000.



                                                       TRICOM USA, INC

                                                       By:             /s/ CARL H. CARLSON
                                                            -----------------------------------------
                                                                         Carl H. Carlson
                                                                          Vice President